EXTENSION OF MANAGEMENT AGREEMENT

     This Extension of Management Agreement dated May 5, 1998 is between Hallwood Petroleum, Inc. ("HPI") and Hallwood Energy Partners, L.P. ("HEP").

     Whereas, HPI and HEP are parties to a Management Agreement dated May 5, 1997, and

     Whereas, the Management Agreement provided that it may be extended for successive one year terms by written agreement of the parties, and

     Whereas, the parties desire to extend the Management Agreement until May 5, 1999,

     Now, therefore, in consideration of the mutual agreements contained herein, the parties agree that the term of the Management Agreement is extended to May 5, 1999.


                                   HALLWOOD PETROLEUM, INC.


                                   By: /s/Russell P. Meduna
                                          Russell P. Meduna
                                          Executive Vice President


                                   HALLWOOD ENERGY PARTNERS, L.P.
                                   By: HEPGP Ltd., general partner
                                   By: Hallwood G.P., Inc.


                                   By: /s/William L. Guzzetti
                                          William L. Guzzetti
                                          President